WEB ONE, INC.
FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

WEB ONE, INC.
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

Page(s)

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Balance Sheets at December 31, 2003 and 2002	2

Statements of Operation for the Years Ended
December 31, 2003 and 2002	3

Statements of Stockholders’ Equity (Deficit) for the
Years Ended December 31, 2003 and 2002	4

Statements of Cash Flows for the Years Ended
December 31, 2003 and 2002	5

Notes to the Financial Statements	6-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
Web One, Inc.
Lenexa, Kansas

We have audited the accompanying balance sheets of Web One, Inc., a Delaware corporation (the “Company”) as of December 31, 2003 and 2002, and the related statements of operation, stockholders’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Web One, Inc. as of December 31, 2003 and 2002, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Bagell Josephs & Company, L.L.C.
Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

October 5, 2004

1

WEB ONE, INC.
BALANCE SHEETS
DECEMBER 31, 2003 AND 2002

	2003	2002
ASSETS

Current Assets:
Cash	$21,832	$76,484
Accounts receivable, net	11,305	1,973
Inventory	7,252	6,228
Prepaid expenses and other current assets	10,681	37,848
Total current assets	51,070	122,533

Fixed assets, net	178,917	282,844

TOTAL ASSETS	$229,987	$405,377

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued expenses	$169,306	$149,267
Current portion of note payable	29,740	90,580
Deferred revenue	349,509	411,975

Total current liabilities	548,555	651,822

Note payable - net of current portion	—	29,740

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	667	667
Additional Paid-in-Capital	159,622	159,622
Retained earnings (deficit)	(478,857)	(436,474)

Total stockholders' equity (deficit)	(318,568)	(276,185)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$229,987	$405,377

2

WEB ONE, INC.
STATEMENTS OF OPERATION
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002

REVENUE	$2,276,657	$1,705,767

COSTS OF GOODS SOLD:
Satelite, telephone, domain charges	755,167	601,074

GROSS PROFIT	1,521,490	1,104,693

EXPENSES:
Selling, general and administrative	1,431,819	1,292,208
Depreciation	123,317	115,937
Total costs and expenses	1,555,136	1,408,145

(LOSS) BEFORE OTHER INCOME (EXPENSE)	(33,646)	(303,452)

OTHER INCOME (EXPENSE)
Interest expense	(8,825)	(6,898)
Interest income	88	1,704
Total other income (expense)	(8,737)	(5,194)

NET (LOSS)	$(42,383)	$(308,646)

3

WEB ONE, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	Common Shares Issued	Common Stock Value	Additional Paid-in-Capital	Retained Earnings (Deficit)	Total

Balance - Janauary 1, 2002	10,000	$100	$160,189	$(127,828)	$32,461

Stock split on February 5, 2002
666.66 to 1	6,656,667	567	(567)	—	—
Net loss for the year	—	—	—	(308,646)	(308,646)
Balance - December 31, 2002	6,666,667	667	159,622	(436,474)	(276,185)
Net loss for the year	—	—	—	(42,383)	(42,383)
Balance - December 31, 2003	6,666,667	$667	$159,622	$(478,857)	$(318,568)

4

WEB ONE, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
Cash Flows from Operating Activities:
Net loss	$(42,383)	$(308,646)
Adjustments to reconcile net loss to net cash provided by (used in)
Depreciation	123,317	115,937
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(9,332)	(1,973)
(Increase) in inventory	(1,024)	(2,981)
(Increase) decrease in prepaid and other current assets	27,167	(29,240)

Increase (decrease) in deferred revenue	(62,466)	103,354
Increase in accounts payable and accrued expenses	20,039	83,306
Total adjustments	97,701	268,403
Net cash provided by (used in) operating activities	55,318	(40,243)

Cash Flows from Investing Activities:
Acquisition of fixed assets	(19,390)	(400,142)
Net cash (used in) investing activities	(19,390)	(400,142)

Cash Flows from Financing Activities:
Proceeds received from long term debt	—	181,115
Proceeds form additional paid in capital	—	120,289
Repayment of notes payable	(90,580)	(60,795)
Net cash provided by (used in) financing activities	(90,580)	240,609

Net (decrease) in cash flows	(54,652)	(199,776)

Cash - Beginning of Year	76,484	276,260

Cash - End of Year	$21,832	$76,484

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

During the year, cash was paid for the following:
Income taxes	$—	$—
Interest	$8,825	$6,898

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:

Long term debt acquired for acquisition of fixed assets	$—	$31,115

5

WEB ONE, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003 AND 2002

NOTE 1	-	NATURE OF BUSINESS

Web One, Inc. (the “Company”) was incorporated in the State of Delaware in January 1996.

The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses, with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in their area and concentrates on offering technical support and know-how with strong customer support and infrastructure.

NOTE 2	-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

Cash

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

6

WEB ONE, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002
NOTE 2	-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services to its annual customers once a year on the annual anniversary date, and for their monthly customers on the first of the month. Any new monthly customer will have its first months’ service prorated until the first day of the following month. The Company has recorded deferred revenue (customer deposits) for any services billed or received in advance of the service period. Accounts receivable on the books represents only those customers that have been recently billed. Company policy is to terminate service if collection is not received within a specified time period.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

Fixed Assets

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally three to seven years.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of December 31, 2003 and 2002.

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109 (the Statement), Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized.

7

WEB ONE, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 2	-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the years ended December 31, 2003 and 2002. Costs incurred for the years ended December 31, 2003 and 2002 were $59,564 and $104,099.

Net Income Per Common Share

The Company computes earnings per share in accordance with SFAS No. 128, “Earnings per Share”. This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

When the Company incurs a loss from operations, their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3	-	FIXED ASSETS

Fixed assets as of December 31, 2003 and 2002 were as follows:

	Estimated Useful
	Lives (Years)	2003	2002
Office equipment	5 - 7	$8,830	$3,634
Computer equipment and software	3 - 5	595,905	581,711
Leasehold improvements	39	5,316	5,316
Furniture and equipment	5 - 7	10,000	10,000
		620,051	600,661
Less accumulated depreciation		441,134	317,817
Fixed assets, net		$178,917	$282,844

Depreciation expense was $123,317 and $115,937 for the years ended December 31, 2003 and 2002, respectively.

8

WEB ONE, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 4	-	COMMITMENTS

Operating Lease Commitments

The Company leases office space in Lenexa, Kansas and in New Mexico. The lease for the Kansas office is a three (3) year lease signed May 1, 2002 and expires on April 30, 2005. That lease calls for a monthly payment of $6,445. The lease with the New Mexico office is an annual lease with an option to renew based on ninety (90) day notice. The lease calls for a monthly payment of $380.

Rent expense for the years ended December 31, 2003 and 2002 was $83,785 and $76,403, respectively.

Minimum lease payments for the remainder of the leases are approximately $104,650.

NOTE 5	-	STOCKHOLDERS’ EQUITY (DEFICIT)

The Company was incorporated as a Delaware corporation in January 1996, and through a series of mergers, merged into Talk of the Planet.com, Inc., and subsequently changed their name to Web One, Inc.

As of January 1, 2002, the Company had 10,000 authorized shares of common stock with all shares issued at $.01 par value.

On February 5, 2002, the Company amended its certificate of incorporation and increased their authorized shares to 10,000,000 with a par value of $.0001. With this change, the Company approved a 666.66 to 1 stock split, increasing the issued shares to 6,666,667.

NOTE 6	-	NOTES PAYABLE

The Company entered into a bank loan for the purchase of equipment that matures in 2004. The balance at December 31, 2003 and 2002 was $18,750 and $93,750, respectively.

The Company entered into another agreement to purchase a piece of computer equipment with a bargain option buyout of $1. The cost of the equipment is $32,970. The option to purchase the equipment expires November 1, 2004

Interest expense paid on the notes was $8,825 and $6,898 for the years ended December 31, 2003 and 2002, respectively.

9

WEB ONE, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2003 AND 2002

NOTE 7	-	PROVISION FOR INCOME TAXES

Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on the anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At December 31, 2003 and 2003, deferred tax assets consisted of the following:

	2003	2002
Deferred tax assets	$143,655	$130,945
Less: Valuation allowances	(143,655)	(130,945)
	-0-	-0-

At December 31, 2003 and 2002, the Company had accumulated deficits in the approximate amounts of $478,857 and $436,474, respectively available to offset future taxable income through the year 2023. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in the future periods.

NOTE 8	-	SUBSEQUENT EVENTS

The Company was acquired on August 13, 2004, for $2,000,000 by DFWT Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company was paid $1,500,000 in cash and the remaining balance was satisfied through the issuance of 2,500,000 shares of Mobilpro Corporation common stock for substantially all of the broadband assets of the Company.

10

WEB ONE, INC.
REVIEWED FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

WEB ONE, INC.
INDEX TO REVIEWED FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

Page(s)

Report of Independent Registered Public Accounting Firm	1

Reviewed Financial Statements:

Balance Sheets at June 30, 2004 and 2003	2

Statements of Operation for the Six Months Ended
June 30, 2004 and 2003	3

Statements of Stockholders’ Equity (Deficit) for the
Six Months Ended June 30, 2004 and 2003	4

Statements of Cash Flows for the Six Months Ended
June 30, 2004 and 2003	5

Notes to the Reviewed Financial Statements	6-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
Web One, Inc.
Lenexa, Kansas

We have reviewed the accompanying balance sheets of Web One, Inc., a Delaware corporation (the “Company”) as of June 30, 2004 and 2003, and the related statements of operation, stockholders’ equity (deficit), and cash flows for the six months then ended. These financial statements are the responsibility of the Company’s management.

We have conducted our reviews in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). A review consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with U.S. generally accepted accounting principles.

/s/ Bagell Josephs & Company, L.L.C.
Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

October 5, 2004

1

WEB ONE, INC.
REVIEWED BALANCE SHEETS
JUNE 30, 2004 AND 2003

	2004	2003
ASSETS

Current Assets:
Cash	$9,621	$30,461
Accounts receivable, net	21,438	23,447
Inventory	6,562	7,926
Prepaid expenses and other current assets	20,853	47,009
Total current assets	58,474	108,843

Fixed assets, net	148,956	224,821

TOTAL ASSETS	$207,430	$333,664

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable and accrued expenses	$222,893	$120,130
Current portion of note payable	13,349	73,163
Deferred revenue	353,282	435,057

Total current liabilities	589,524	628,350

Note payable - net of current portion	—	2,952

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	667	667
Additional paid-in-capital	159,622	159,622
Retained earnings (deficit)	(542,383)	(457,927)

Total stockholders' equity (deficit)	(382,094)	(297,638)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$207,430	$333,664

The accompanying notes are an integral part of the reviewed financial statements.

2

REVIEWED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

	2004	2003

REVENUE	$1,049,336	$1,087,422

COSTS OF GOODS SOLD:
Satelite, telephone, domain charges	380,285	334,398

GROSS PROFIT	669,051	753,024

EXPENSES:
Selling, general and administrative	675,408	705,648
Depreciation	54,062	62,625
Total costs and expenses	729,470	768,273

(LOSS) BEFORE OTHER INCOME (EXPENSE)	(60,419)	(15,249)

OTHER INCOME (EXPENSE)
Interest expense	(3,161)	(6,258)
Interest income	54	54
Total other income (expense)	(3,107)	(6,204)

NET LOSS	$(63,526)	$(21,453)

The accompanying notes are an integral part of the reviewed financial statements.

3

WEB ONE, INC.
REVIEWED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

	Common Shares Issued	Common Stock Value	Additional Paid-in-Capital	Retained Earnings (Deficit)	Total

Balance - Janauary 1, 2003	6,666,667	$667	$157,622	$(436,474)	$(278,185)

Net loss for the six months	—	—	—	(21,453)	(21,453)

Balance - June 30, 2003	6,666,667	$667	$157,622	$(457,927)	$(299,638)

Balance - January 1, 2004	6,666,667	$667	$157,622	$(478,857)	$(320,568)

Net loss for the six months	—	—	—	(63,526)	(63,526)

Balance - June 30, 2004	6,666,667	$667	$157,622	$(542,383)	$(384,094)

The accompanying notes are an integral part of the reviewed financial statements.

4

WEB ONE, INC.
REVIEWED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

	2004	2003
Cash Flows from Operating Activities:
Net loss	$(63,526)	$(21,453)
Adjustments to reconcile net loss to net cash provided by
operating activities:
Depreciation	54,062	62,625
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(10,133)	(21,474)
(Increase) decrease in inventory	690	(1,698)
(Increase) in prepaid expenses and other current assets	(10,172)	(9,161)
Increase in deferred revenue	3,773	23,082
Increase (decrease) in accounts payable and accrued expenses	53,587	(29,138)
Total adjustments	91,807	24,236
Net cash provided by operating activities	28,281	2,783

Cash Flows from Investing Activities:
Acquisition of fixed assets	(24,101)	(4,601)
Net cash (used in) investing activities	(24,101)	(4,601)

Cash Flows from Financing Activities:
Proceeds from long-term debt	13,750	—
Reduction of long-term debt	(30,141)	(44,205)
Net cash (used in) financing activities	(16,391)	(44,205)

Net (decrease) in cash flows	(12,211)	(46,023)

Cash - Beginning of Period	21,832	76,484

Cash - End of Period	$9,621	$30,461

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

During the year, cash was paid for the following:
Income taxes	$—	$—
Interest	$3,161	$6,258

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:

Lomg-term debt acquired for acquisition of fixed assets	$13,750	$—

The accompanying notes are an integral part of the reviewed financial statements.

5

WEB ONE, INC.
NOTES TO REVIEWED FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

NOTE 1	-	NATURE OF BUSINESS

Web One, Inc. (the “Company”) was incorporated in the State of Delaware in January 1996.

The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses, with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in their area and concentrates on offering technical support and know-how with strong customer support and infrastructure.

NOTE 2	-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management’s knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

Cash and Cash Equivalents

For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

Cash

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

Accounts Receivable

The Company conducts business and extends credit based on an evaluation of the customers’ financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

6

WEB ONE, INC.
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2004 AND 2003

NOTE 2	-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition

The Company earns revenue from providing the services as noted herein. The Company generally bills for the services to its annual customers once a year on the annual anniversary date, and for their monthly customers on the first of the month. Any new monthly customer will have its first months’ service prorated until the first day of the following month. The Company has recorded deferred revenue (customer deposits) for any services billed or received in advance of the service period. Accounts receivable on the books represents only those customers that have been recently billed. Company policy is to terminate service if collection is not received within a specified time period.

Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

Fixed Assets

Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally three to seven years.

Fair Value of Financial Instruments

The Company’s financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of June 30, 2004 and 2003.

Income Taxes

The Company has adopted the provisions of Statement of Financial Accounting Standards No. 109 (the Statement), Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized.

7

WEB ONE, INC.
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2004 AND 2003

NOTE 2	-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Advertising Costs

Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the six months ended June 30, 2004 and 2003. Costs incurred for the six months ended June 30, 2004 and 2003 were $6,667 and $31,578.

Net Income Per Common Share

The Company computes earnings per share in accordance with SFAS No. 128, “Earnings per Share”. This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

When the Company incurs a loss from operations, their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3	-	FIXED ASSETS

Fixed assets as of June 30, 2004 and 2003 were as follows:

	Estimated Useful
	Lives (Years)	2003	2002
Office equipment	5 - 7	$19,678	$4,964
Computer equipment and software	3 - 5	605,757	584,983
Leasehold improvements	39	5,316	5,316
Furniture and equipment	5 - 7	10,000	10,000
		640,751	605,263
Less accumulated depreciation		491,795	380,442
Fixed assets, net		$148,956	$224,821

Depreciation expense was $54,062 and $62,625 for the years six months ended June 30, 2004 and 2003, respectively.

In 2004, the Company wrote off $3,401 of fully depreciated assets.

8

WEB ONE, INC.
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2004 AND 2003

NOTE 4	-	COMMITMENTS

Operating Lease Commitments

The Company leases office space in Lenexa, Kansas and in New Mexico. The lease for the Kansas office is a three (3) year lease signed May 1, 2002 and expires on April 30, 2005. That lease calls for a monthly payment of $6,445. The lease with the New Mexico office is a month-to-month lease with an option to renew provided a thirty (30) day notice. The lease calls for a monthly payment of $380. The office was abandoned March 2004. No future payments were required for this lease.

Rent expense for the six months ended June 30, 2004 and 2003 was $39,430 and $39,430, respectively.

Minimum lease payments for the remainder of the leases are approximately $64,450.

NOTE 5	-	STOCKHOLDERS’ EQUITY

The Company was incorporated as a Delaware corporation in January 1996, and through a series of mergers, merged into Talk of the Planet.com, Inc., and subsequently changed their name to Web One, Inc.

As of January 1, 2002, the Company had 10,000 authorized shares of common stock with all shares issued at $.01 par value.

On February 5, 2002, the Company amended its certificate of incorporation and increased their authorized shares to 10,000,000 with a par value of $.0001. With this change, the Company approved a 666.66 to 1 stock split, increasing the issued shares to 6,666,667.

NOTE 6	-	NOTES PAYABLE

The Company entered into a bank loan for the purchase of equipment that matures in 2004. The balance at June 30, 2004 and 2003 was $ -0- and $56,250, respectively.

The Company entered into an agreement to purchase a router for its computer operations with a bargain option buyout of $1. The cost of the equipment is $32,970. The option to purchase the equipment expires November 1, 2004

Effective March 1, 2004, the Company entered into another lease with an option to purchase at a bargain buyout of $1 telephone equipment used in the day to day operations. The cost of the equipment is $13,750. The option to purchase expires one (1) year from the date of acquisition.

9

WEB ONE, INC.
NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 2004 AND 2003

NOTE 6	-	NOTES PAYABLE (CONTINUED)

Interest expense paid on the notes was $3,161 and $6,258 for the six months ended June 30, 2004 and 2003, respectively.

NOTE 7	-	PROVISION FOR INCOME TAXES

Deferred income taxes will be determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes will be measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on the anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At December 31, 2003 and 2003, deferred tax assets consisted of the following:

	2004	2003
Net operating loss carryforwards	$91,545	$66,210
Less: Valuation allowance	(91,545)	(66,210)
	-0-	-0-

At June 30, 2004 and 2003, the Company had accumulated deficits in the approximate amounts of $ 542,383 and $ 457,927, respectively available to offset future taxable income through the year 2023. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in the future periods.

NOTE 8	-	SUBSEQUENT EVENTS

The Company was acquired on August 13, 2004, for $2,000,000 by DFWT Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company was paid $1,500,000 in cash and the remaining balance was satisfied through the issuance of 2,500,000 shares of Mobilpro Corporation common stock for substantially all of the broadband assets of the Company.

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